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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) June 2, 2003
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                        Generex Biotechnology Corporation
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             (Exact name of registrant as specified in its charter)



             Delaware               000-25169            82-049021
             --------               ---------            ---------
   (State or other jurisdiction    (Commission         (IRS Employer
         of Incorporation)         File Number)       Identification No.)



          33 Harbor Square, Suite 202, Toronto, Ontario Canada M5J 2G2
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               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 416/364-2551
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          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events

On June 2, 2003, Generex Biotechnology Corporation issued a press release announcing that the Company will no longer be listed on the Nasdaq National Market because the Company is not in compliance with the requirements of NASD Marketplace Rule 4450(a)(3) which requires an issuer to have a minimum of $10,000,000 in stockholders' equity. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


         (c)  Exhibits

         Exhibit No.                      Description
         -----------                      -----------
           99.1                           Press release dated June 3, 2003.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GENEREX BIOTECHNOLOGY CORPORATION



Dated: June 5, 2003                          By: Rose C. Perri
                                             --------------------------
                                             Rose C. Perri
                                             Chief Operating Officer
                                             (principal financial officer)


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                                  Exhibit Index
                                  -------------

Exhibit No.          Description
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   99.1              Press release dated June 3, 2003